Exhibit 99.1

March 13, 2018 New York City 2018 Investor Day

Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, March 13, 2018. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 13-21 of our 2017 Form 10-K filed on February 23, 2018, and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

Agenda Introduction & Corporate Priorities Matt Cox, Chairman and CEO Financial Overview & Outlook Recap Joel Wine, SVP and CFO Operations & Fleet Renewal Ron Forest, President Sand Island Investments & Benefits Vic Angoco, SVP, Pacific Update on Commercial Markets John Lauer, SVP and Chief Commercial Officer Update on Matson Logistics Rusty Rolfe, President of Matson Logistics Update on Span Alaska Tom Souply, President of Span Alaska Concluding Remarks Matt Cox, Chairman and CEO Questions & Answers

Matt Cox, Chairman and CEO Introduction & Corporate Priorities

Matson’s Mission & Vision Our Mission To move freight better than anyone Our Vision To create shareholder value by: Being our customers’ first choice Leveraging our core strengths to drive growth and increase profitability Improving the communities in which we work and live Being an environmental leader in our industry Being a great place to work

Matson Today: Connecting the Pacific

Corporate Priorities Near-term: Maintain the trust of our customers with reliable service Complete Hawaii fleet renewal program Integrate new vessels and complete Sand Island crane program Maintain investment grade credit metrics during capex bulge period Continue to pursue organic growth initiatives / leverage network Medium-term: Pursue opportunistic acquisitions – niche / complementary businesses Longer-term: Alaska fleet renewal in late 2020s

Financial Overview & Outlook Recap Joel Wine, SVP and CFO

See Appendix for a reconciliation of GAAP to non-GAAP Financial Metrics (1) Net Income in 2017 includes the benefit of a one-time, non-cash adjustment of $155.0 million related to the enactment of the Tax Cuts and Jobs Act. Matson’s Annual Performance Since Separation Operating Income, Net Income and EBITDA Financial Return Metrics (1) (1) $0 $50 $100 $150 $200 $250 $300 $350 2012 2013 2014 2015 2016 2017 $ in millions Operating Income Net Income EBITDA (1) 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2012 2013 2014 2015 2016 2017 Return on Equity (ROE) Return on Invested Capital (ROIC)

See Appendix for a reconciliation of GAAP to non-GAAP Financial Metrics Matson’s Annual Performance Since Separation (continued) Cash Flow from Operations and EBITDA Dividend per Share 0% 20% 40% 60% 80% 100% 120% $0 $50 $100 $150 $200 $250 $300 $350 2012 2013 2014 2015 2016 2017 CFFO / EBITDA CFFO and EBITDA ($ in millions) Cash Flow from Operations (CFFO) EBITDA CFFO / EBITDA $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 2013 2014 2015 2016 2017

Balance Sheet and Capital Structure Summary Balance Sheet Total Debt-to-EBITDA See Appendix for a reconciliation of GAAP to non-GAAP Financial Metrics Expect leverage to peak in late 2019 / early 2020 in the low-to-mid 3x’s 0.0 x 0.5 x 1.0 x 1.5 x 2.0 x 2.5 x 3.0 x 3.5 x 2012 2013 2014 2015 2016 2017

Financial Benefits of New Vessels For the current 10-ship deployment, expect the annual financial benefits of the new vessels to be approximately $28 to $31 million with almost all of the benefits beginning after the arrival of the 3rd vessel in 4Q19. Magnitude and timing of benefits subject to change based on fleet configuration and in-service timing. Actual operating costs may vary compared to those used. Analysis excludes the net effects of fuel and any changes in volume. When all four of the new vessels are fully deployed on an annual basis. Only applicable to the two Kanaloa Class vessels. Currently projected to occur in the fourth quarter of 2019. Not currently applicable given Hawaii volume currently served with a 10-ship deployment. This amount represents future potential savings in higher Hawaii volume scenarios that would have required an 11-ship deployment. Expected reduction in annual depreciation and amortization from four new vessels compared to seven existing steamships that will be scrapped.

Financial Benefits of New Vessels (continued) Expect lower dry-dock payments and amortization with incoming new vessels in the first 5 years from in-service. For 2019 and 2020, expect: Slightly lower dry-docking payments of approximately $15 million per annum Dry-docking amortization of approximately $33 million and $23 million, respectively For 2021 and 2022, expect: Dry-docking payments of approximately $31 million and $36 million, respectively Dry-docking amortization in 2021 and 2022 of approximately $25 million and $24 million, respectively # of dry-dockings 6 4 2 1 4 10 6 4 2 2 5 4 $0 $10 $20 $30 $40 $50 $60 $70 2011 2012 2013 2014 2015 2016 2017 2018E 2019E 2020E 2021E 2022E $ in millions Deferred Dry-docking Payments Deferred Dry-docking Amortization

Steel Price Adjustments De minimis net impact of steel price adjustments received across the four new vessels Per the contracts, there are no further steel price adjustments on any of the new vessels No further steel price adjustments on any of the new vessels.

Investment Highlights Unique Network Connecting the Pacific Providing critical supply lifelines to island economies throughout the Pacific Strong market positions in attractive niche markets with multi-decade customer relationships Dual head-haul economics on China service Dedicated terminals with best-in-class truck turns and unmatched cargo availability World-Class Operator and Premium Service Provider Well-maintained fleet with industry-leading on-time performance Hawaii Neighbor Island barge fleet and Micronesia feeder vessels create hub-and-spoke efficiency Fastest transit and cargo availability creates competitive advantage and premium rates for China service Fastest transit time to Guam from U.S. West Coast with superior on-time performance Stable, Growing and Defensible Cash Flow Generation Increasingly diversified earnings from distinct tradelane service routes Financial strength to invest in fleet renewal, equipment and pursue strategic opportunities and return capital to shareholders Commitment to Investing in Businesses Investing approximately $1 billion in Hawaii fleet renewal and supporting infrastructure Nearly $700 million in investments for Alaska entry over last 3 years Commitment to Returning Cash to Shareholders Over $225 million returned to shareholders through share repurchases and dividends since becoming public in 2012 Compelling dividend yield with dividend growth history Strong Balance Sheet Investment grade credit metrics Balance sheet strength leads to low cost of capital

Operations & Fleet Renewal Ron Forest, President

Focus on Operational Excellence Our Mission: To Move Freight Better Than Anyone OPERATIONS: Optimize network of assets to provide world-class service 1. VESSELS 2. TERMINALS 3. EQUIPMENT Fleet Efficiency Terminal Productivity Varied and ample equipment fleet in required locations

Safety & Environment Keen focus on meeting or exceeding all safety and environmental regulations and being proactive and prepared for emergencies. Advanced Safety Culture: Employees empowered to stop work if conditions unsafe Near Miss program for many years Received Jones F Devlin awards for vessel safety Environmental Achievements/Awards: U.S. Coast Guard’s William M. Benkert Marine Environmental Protection Award for Excellence 2006 and 2012 First “green port” lease with the Port of Long Beach. Diesel fleet retrofitted for and using alternative marine power (AMP) in Long Beach and Oakland Matson’s Moku Pahu was the first approved in the USCG Shipboard Technology Evaluation Program (STEP) for ballast water treatment Member of Clean Cargo Working Group Cold Ironing (AMP) Ballast Water Treatment System

Hawaii, CLX and Alaska Tradelanes

The Fleet Today (versus 2020)

Over the next 2 years we will phase out the 7 steam-powered vessels, bring the 4 new vessels into service and optimize the fleet for our core markets.


FY 2018
FY 2019
FY 2020
1Q '18 2Q '18 3Q '18 4Q '18 1Q '19 2Q '19 3Q '19 4Q '19 1Q '20 2Q '20
Diesel-Powered
Daniel K. Inouye
Kaimana Hila
Lurline (new)
Matsonia (new)
R.J. Pfeiffer
Manukai
Manulani
Maunawili
Maunalei
Manoa
Mahimahi
Mokihana
Matson Kodiak
Matson Anchorage
Matson Tacoma
Steam-Powered
Matsonia
Kauai
Lihue (1)
Matson Producer (1)
Matson Consumer (1)
Maui
Navigator (2)
Con-Ro

= active in fleet
= not active in fleet
= vessel out of class or not in compliance with EPA emissions requirements
Con-Ro = container and roll-on/roll-off vessel

Note: fleet configuration and vessel reserve status subject to change.
(1) Currently a reserve vessel.
(2) Navigator went out of class in November 2017.

- 2020 is projected to be the first year with the full 9-ship deployment
  - Average age of the 9-ship fleet will be 13 years
- 12 months from now, we will have no steamships in active deployment

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Matson.

Hawaii and CLX Fleet Configuration in 2020 Note: fleet configuration subject to change. Manoa will move into the CLX – a larger ship for this tradelane Reserve ships will be Mahimahi, Mokihana and Maunalei Ideally sized Roll-on / Roll-off (Ro-Ro) capacity Weekly service Greater flexibility to manage containers and auto/rolling-stock space PNW/OAK CLX (LGB Wed) OAK (end week) LGB (Sat) Daniel K. Inouye R.J. Pfeiffer Lurline Lurline Kaimana Hila Manukai Matsonia Matsonia Manulani Maunawili Manoa Schedule After the Matsonia Enters Service in 2Q 2020

Hawaii Fleet Efficiency Source: Management Calculated as actual 2017 Hawaii and Guam volume on a weekly basis divided by the weekly capacity of the projected fleet configuration. Represents the number of full containers that can be loaded on the vessel. Refer to page 7 of 2017 Form 10-K. By the end of 2019, we expect to be in a 9-ship deployment. Vessel Container TEUs (3) Daniel K. Inouye 3,220 Kaimana Hila 3,220 Lurline 2,750 Matsonia 2,750 Loadable Container Capacity(2) 10.0 9.3 9.1 9.2 9.5 9.0 9.2 10.0 10.7 10.6 9.0 0.0 3.0 6.0 9.0 12.0 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2020P(1) Fleet Size Vessel utilization Hawaii Tradelane Utilization and Fleet Size Fleet Size Vessel Utilization

Benefits of the New Vessels There are a number of important benefits to the new vessels for the Hawaii service as a result of technological advancements and modern vessel design. Enhanced speed Modern design features will allow for greater speeds(1) on either conventional fuel oils or liquefied natural gas (LNG) Modernized capacity capability Additional 45-foot container capacity and reefer outlets Will allow Matson to better transport perishable goods to the islands Designed to carry construction materials more effectively Wider beam to provide enhanced stability and loadability while reducing ballast water requirements More environmentally-friendly The technology advancements in the design of the vessels will reduce fuel consumption and result in significant emissions reductions over time (1) Up to 23 knots on the Kanaloa Class vessels and up to 23.5 knots on the Aloha Class vessels.

Benefits of the New Vessels (continued) Routine maintenance, repair and dry-dock expense will be significantly lower for the new vessels versus the steamships. Maintenance and repair (M&R) expense will be lower than the steamships Increasing M&R with the steamships as they aged; difficulty in obtaining parts, specialized machining Approaching the lifecycle of the steamships (~40 years) has its challenges Systems wearing out Dwindling pool of available experienced steamship engineers No dry-dockings in the first 5 years from in-service date on the new vessels Avoid expensive steamship dry-dockings as high as $12 million per vessel Maintenance and Repair (New Vessel versus Average Steamship) Source: Management (1) Average per diem of three steamships being replaced by the new vessels. $0 $1,000 $2,000 $3,000 $4,000 $5,000 New Vessels Average Steamship (1) Maintenance and Repair ($ per day)

Benefits of the New Vessels (continued) State-of-the-art safety features State-of-the-art hull design State-of-the-art bow thrusters and a special rudder offer maneuverability advantages Can operate with fewer tugs unless difficult weather conditions The three existing C9 vessels had bow thrusters removed Necessitates additional expense to manage Bow Thruster Tunnel Side View of Rudder

Benefits of the New Vessels (continued) New vessels are dual-fuel capable New vessels can operate on traditional fuel oils and LNG Operating on LNG requires additional investment Space for LNG tanks and piping in the future Can convert space to additional container holds Continue to monitor LNG market Auto and Ro-Ro efficiencies with the Kanaloa Class ships Weekly Ro-Ro service, which we don’t have today Self-sustaining stern ramps on new vessels attached to the ship Avoids vessel shifting to Pier 32 Avoids consumption of yard space due to shoreside ramp Stern ramp allows for more productive vessel stevedoring operation Increased ramp capacity and vessel Ro-Ro opening to handle bigger Ro-Ro cargo Cylindrical C-Type LNG Tanks Ramp on the Kanaloa Class

Hawaii Fleet Renewal We are preparing for the arrival of the Daniel K. Inouye. Sea trials are expected in late 2Q. Vessel Delivery Estimate % Completed(1) Milestone Payments Remaining ($ in millions)(1)(2) Daniel K. Inouye 3Q ’18 86% $30.1 Kaimana Hila 1Q ’19 43% $127.0 Lurline 4Q ’19 5% $180.8 Matsonia 2Q ‘20 0% $221.6 Source: Management As of March 1, 2018. Excludes capitalized interest and owner’s items. The Daniel K. Inouye in the water on February 23, 2018.

Matson’s Terminals Truck Turn Times (2017) Industry averages 1 – 2 hours Source: Management estimates. Guaranteed berths / cranes at dedicated terminals used by Matson(1) Helps to quick turn our vessels and maintain schedule Matson’s turn times are at least 50% lower than the industry average Considered best-in-class Quick turns provide our customers the opportunity to do more business in a day Continuous improvement to drive down turn time (e.g., incorporating gate technology) Our terminals provide a number of competitive advantages to our truckers and customers. (1) Dedicated terminals in Oakland, Tacoma, Long Beach, and Honolulu. 0 5 10 15 20 25 30 LGB OAK SEA TAC HON Truck Processing Time (minutes)

SSAT Joint Venture Matson owns a 35% interest in SSA Terminals, LLC (SSAT), the leading U.S. West Coast terminal operator SSAT provides terminal and stevedoring services to carriers at 7 terminal facilities Services provided to Matson at terminals in Long Beach, Oakland, Seattle, and Tacoma Long Beach: fastest cargo availability from China Record contribution from the JV in 2017 New container volume from Oakland terminal International alliance realignments proved to be beneficial SSAT JV Equity Income (Loss) -$10 $0 $10 $20 $30 2012 2013 2014 2015 2016 2017 $ in millions

Equipment Fleet Our equipment fleet has competitive advantages as well. Matson owns a substantial amount of its equipment with a variety of sizes Helps accommodate a range of customers (e.g., higher percentage of reefers than peers to accommodate time-sensitive perishables) Incorporate features into our equipment versus leased (e.g., flat racks are non-standard) Helps with branding We supply our own chassis at the terminals Truckers don’t need to chase one down at a chassis pool (saves customers time and money) Helps the trucker assure chassis availability in times of high demand Reefer Flat Rack 45’ Container

Equipment Fleet (continued) Significant managerial focus to manage equipment flows in our unique Pacific network to support our customers CLX model provides market leading WB and EB revenue load utilization No other Pacific ocean carrier has this type of loaded/empty equipment flow to manage Size of arrow denotes relative size of container volume Loaded Containers Empty Containers

Tying it All Together A coordinated effort and focus across the fleet, the terminals and equipment leads to industry-leading performance. Source: Management estimates. Awarded 2017 2016 (#1) 2015 (#1) 2014 (#1) 2011 2010 2009 2008 2007 2006 2005 2004 2003 Awarded Logistic Management’s Quest for Quality Rated #1 Ocean Carrier in the world 3 of the last 4 years. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Honolulu Guam Long Beach Anchorage 2017 On - time Performance On-time (within 59 minutes)

Sand Island Investments & Benefits Vic Angoco, SVP, Pacific

Sand Island Investments Phase 1: $60 million crane program (announced August 2017) Three new gantry cranes and retrofit of three existing gantry cranes Requires electrification and other related infrastructure upgrades Phase 2: Yard and gate upgrade Lane expansion with automated gate Start in 2020 at the earliest Approximately 1 year project Phase 3: Piers 51A and 51B expansion Timing based on Pasha moving to Kapālama Container Terminal (KCT) in 2022/2023 Work involved includes demolition and rebuild to work operationally with the remaining Sand Island pier operations Approximately 1 year project The Sand Island investments we are making today are meant to address increased volume and activity over the next 40-50 years. Phases 2 and 3 will fit within our $40-50 million maintenance capex per annum target in the 2020-2024 timeframe.

Overview of Honolulu Harbor

Sand Island Operations Today Matson currently occupies Piers 51C, 52 and 53 Roll-on / Roll-off (Ro-Ro) operation at Pier 32 across from Piers 52 and 53 Load-on / Load-off (Lo-Lo) operation at Piers 51C, 52 and 53 Barge operation typically done at Pier 51C Currently have 7 ship-to-shore (STS) cranes at Sand Island 5 cranes work the line haul vessels on Piers 52 and 53 All 5 cranes electrically powered 1 crane works the barges at Pier 51C Crane is powered by a diesel generator A second crane at Pier 51C is not operational

Sand Island Operations Today (continued) 51A 51B 51C 52 Pier 32 Ro-Ro Operation The Annex 53

Sand Island Operations Today (continued) Matson is conducting Ro-Ro and Lo-Lo operations at two different pier locations Adds the expense of shifting vessel (e.g., fuel, labor, tugs and pilots) – as much as four times a month with a Ro-Ro vessel Adds the cost of moving privately-owned vehicles (POVs) from Pier 32 to our vehicle processing center (VPC) facility on Sand Island Dealers and rental car companies pick up vehicles directly at Pier 32 Adds the expense of small office and labor at Pier 32 We face a number of operational challenges with the current Sand Island configuration.

Sand Island Operations Today (continued) Terminal is congested, which is leading to increased inefficiencies and operating costs Not enough space in the container yard to run the most efficient operation Stevedoring productivity (vessel moves per hour) can be impacted – running out of chassis parking stalls leads to stacking of containers Truck turn times are modestly impacted by yard congestion Use the annex across the street from Sand Island for container and chassis overflow to help keep operations running smoothly during peak periods We face a number of operational challenges with the current Sand Island configuration.

Sand Island Operations Today (continued) The 5 current cranes on Piers 52 and 53 will not be able to work the full capacity of the 4 new vessels 3 existing cranes do not have the lift height to manage EB empties (vessels ride higher with less weight) Will have 1 less call per week with new vessels, increasing load-back volume per vessel Would be difficult to evacuate empties amongst the vessels Would result in additional operating cost to manage terminal congestion The existing cranes cannot manage the container traffic carried by the new vessels. Need additional 14’-10” lift height Need additional 9’ outreach

Sand Island Operations Today (continued) There are other issues to consider with the existing cranes. Several cranes are over 40 years old Risk of reduced availability Maintenance costs will continue to increase with age Parts obsolescence is a concern Increased crane downtime would impact service levels

Sand Island Investments – Phase 1 Pursued a plan to minimize costs, disruptions and risks. Course of action in Phase 1 includes: Purchasing 3 new gantry cranes Upgrading the power supply on 3 existing cranes (from 2.4kV to 11.5kV) Upgrading the infrastructure to support new electrical power supply Demolishing 4 existing cranes Moving one existing crane to Pier 51C

Sand Island Investments – Phase 1 Relative to operating cost today of existing cranes, financial benefits include: Lower annual crane maintenance Decrease in downtime due to newer equipment and improved diagnostics Potential for increased productivity with new modern cranes Allows full access of new vessels

Sand Island Investments – Phases 2 and 3 Phase 2 Automated and expanded gate Other yard layout improvements to address inefficiencies and improve electrical redundancy at site Phase 3 – opportunity to optimize auto / rolling-stock operations Expand into 51A and 51B when Pasha moves to KCT New auto/VPC layout to support Ro-Ro operation Optimize 51A and 51B layout; includes demolition of existing buildings, etc.

Update on Commercial Markets John Lauer, SVP and Chief Commercial Officer

Hawaii Service Market Overview Primary competitor is Pasha Hawaii 2 services from LA, 1 from Oakland, no PNW Doesn’t own an inter-island barge service Service reliability and frequency important Westbound container volume driven primarily by consumption and replenishment, population growth and construction Tourism activity at record levels – good for consumption/replenishment Population growth has been low Hawaii construction market different than prior real estate cycles Not a boom-bust nature of past cycles Slow transition to residential construction on Oahu Neighbor islands haven’t seen a lot of activity Housing “crisis” in Hawaii Economic Statistics 2017 2018P 2019P Real GDP 1.1% 1.7% 2.2% Unemployment Rate 2.5% 2.0% 2.5% Population Growth (0.1)% 0.0% 0.4% Real Visitor Expenditures 3.6% 2.4% 0.5% Construction Job Growth (4.0)% 1.6% 0.3% Total Commitments to Build (% change) (12.8)% 11.1% 1.0% Honolulu Housing Affordability Index (3.0)% (5.6)% (1.5)% Source: http://www.uhero.hawaii.edu/assets/18Q1_StateUpdate_Public.pdf

Hawaii Service *(continued)*

Overview of Service

- 3.5 calls per week into Hawaii with inbounds from LA, OAK and SEA
- Operate a dedicated neighbor island barge service, which is a key service differentiator
- Key Westbound customer verticals:
  - Food and beverage
  - Retail merchandise
  - Construction

Matson's Focus

- Maintain industry-leading market position
- Maintain reliability as the #1 ocean carrier to Hawaii
- Continue to pass cost increases on to customers
- Minimize disruption for customers as new vessels come into service and Sand Island port development progresses

Current 10-Ship Deployment


Seattle
Oakland
LA/Long Beach
Honolulu
2 ships
1 ship
1 ship
1 ship
5 ships

- 9-ship deployment offers:
  - 2 weekly Long Beach departures
  - 2 weekly fixed-day Oakland departures, and
  - 1 weekly Seattle departure

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Matson.

China Expedited Service Primary competitors include transpacific ocean carriers and air freight carriers Good indicators for overall Eastbound volume trends: U.S. imports to West Coast, U.S. retail statistics and U.S. GDP forecasts Service differentiations by service/transit time and reliability to the West Coast Air freight: extremely time sensitive, high value commodities, cost a secondary consideration Expedited ocean service: time sensitive, high value commodities, some sensitivity to price Standard ocean service: modest time sensitivity, lower value commodities, very price sensitive Market Overview Air Freight Index(1) – Shanghai to LA Source: Bloomberg SCFI – Shanghai to LA Drewry air freight index is quoted in USD per kg. Assume a FEU container is approximately 10,000 kg or 10 metric tons. $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Air Freight Price Index (1) $500 $1,000 $1,500 $2,000 $2,500 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 US$ per Container Source: Shanghai Shipping Exchange

China Expedited Service (continued) Weekly service from Ningbo/Shanghai to Long Beach Uniquely focused on U.S. arrival day A premium service providing an alternative to deferred air freight and other ocean carriers 4-to-6 day service disadvantage to deferred air freight 5-to-10 day service advantage over other ocean carriers Dedicated terminal space in Long Beach with off-dock container yard Key customer verticals: Garments Footwear Tightly managed supply chains Maintain reliability as a premium service provider Attract new customers away from air freight Overview of Service Matson’s Focus

China Expedited Service (continued) Time Advantage Origin 1 – 2 days Ocean transit 3 – 5 days Destination 1 – 3 days Total Service 5 – 10 days Ocean Service and Transit Time Source: Management Source: Management

Alaska Service Primary competitor is Totem Ocean Trailer Express (TOTE) Does not own a reserve vessel Air freight rates are very high relative to the cost of goods being shipped Volume growth tied to Alaska’s economy Recession has primarily impacted NB volumes Oil & gas industry has significantly retrenched AEDC believes recession may hit bottom in 2018 Economic trajectory primarily dependent on: Resolution of State budget issues Oil & gas exploration and production activity Market Overview Source: https://www.portofalaska.com/business/cargo-distribution/ Maritime transit is 90+% of inbound cargo in Alaska

Alaska Service (continued) Twice weekly service to Anchorage, Kodiak Weekly service into Dutch Harbor Matson is the only U.S. containership operator serving Kodiak and Dutch Harbor Key customer segments: Food and beverage (NB) Retail (NB) Seafood (SB) Span Alaska an important driver of business Leverage industry-leading customer service, financial strength and investment in trade Expand penetration of national account/ cross-trade customers Overview of Service Matson’s Focus Current 3-Ship Deployment

Guam Service Historically a two-player market Horizon exited tradelane in 2012 Primary competitor today is APL Initiated bi-weekly service in January 2016, went to a weekly service in December 2016 Trans-ships in Yokohama to Guam via a feeder service Volume growth tied to Guam’s economy and U.S. military activity Guam’s Real GDP growth ~ 0.5% Military construction activity First wave of Marines relocating from Okinawa to Guam has been delayed ~ arriving around 2025 Peak construction year forecast to be 2022 Market Overview Real and Nominal GDP Source: https://www.bea.gov/newsreleases/general/terr/2017/guamgdp_090417.pdf 0% 1% 2% 3% 4% 5% 6% 2012 2013 2014 2015 2016 Growth in Real and Nominal GDP Real GDP Growth Nominal GDP Growth

Guam Service (continued) Weekly service to Guam as part of CLX service 5-to-8 day transit advantage from U.S. West Coast Provide feeder vessel services from Guam to the islands of Micronesia Key customer segments: Military Food and retail Household goods Leverage transit advantage and service reliability Fight for every piece of freight Identify and secure construction projects Overview of Service Matson’s Focus On-time Performance (2017) Source: Management estimates. Note: On-time performance within 59 minutes 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% APL Matson

Update on Matson Logistics Rusty Rolfe, President of Matson Logistics

Matson Logistics Overview of Services Transportation Brokerage Domestic and international rail intermodal services Long-haul and regional highway trucking services Less-than-truckload and expedited freight services Less-than-Container Load (LCL) and Freight Forwarding Span Alaska Warehouse Over 1.5 million sq. ft. across 4 buildings in attractive port-based locations PO management and NVOCC services Note: Acquired Span Alaska in 3Q 2016. Operating Income and Margin 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% $0 $5 $10 $15 $20 $25 2012 2013 2014 2015 2016 2017 Operating Margin Operating Income ($ in millions) Operating Income Operating Margin

Transportation Brokerage Current market dynamics Constrained capacity and higher transportation costs U.S. economic growth Electronic Logging Device (ELD) mandate impact Driver and equipment shortages Rail congestion and service issues Focus in 2018 Increase margins Organic growth Continue to invest in people, equipment and technology

Warehousing Current market dynamics Tight labor and real estate markets in both East and West regions All four of Matson Logistics’ buildings at full capacity Focus in 2018 Improving customer yield Process flow improvement and labor reduction Cross-selling opportunities across all lines of business Savannah, GA Oakland, CA

Update on Span Alaska Tom Souply, President of Span Alaska

Span Alaska Overview The market leader in Less-than-Container Load freight consolidation and forwarding services to the Alaska market. Asset-light logistics business Aggregates Less-than-Container Load (LCL) freight in Auburn, WA for consolidation and shipment to Alaska Move freight through a network of terminals in Alaska Enabling the transport of freight to all major population centers Ocean Transportation’s largest northbound freight customer

Span Alaska Overview (continued) LCL freight accounts for ~50% of the Alaska NB ocean freight market Diversified end market: Wholesale Distribution, Retail & Household Goods, Construction & Building Materials, Food & Beverage, Government, Oil, Vehicles LCL FREIGHT 80% of goods transported to the Auburn terminal by customer-owned vehicles Handles general cargo, keep-from-freezing, freeze & chill, and hazardous material handling for LCL shipments TRUCK SERVICES Complements core LCL services Drayage services to/from the Port of Tacoma Transportation services between Span Alaska’s deconsolidation facilities and customers’ final destinations in Alaska OTHER LOGISTICS SERVICES Brokered freight consolidation in the Lower 48 states through agent terminal in Chicago Span Alaska’s Auburn, WA facility

The Span Advantage Alaska’s premier freight provider since 1978. Long-tenured and loyal employee base Management with 20-30-40 years in the business Employee loyalty / low turnover Serving every major metro in Alaska with direct service and expert handling from Span employees State-of-the-art IT provides customers with high freight visibility Tracking and automated status updates at every step to final mile High-touch level of service from customer service and the sales reps Auburn facility is purpose-built to provide an efficient operation

State of Alaska’s Economy Alaska North Slope oil price compression has led economy into a multi-year recession 2018 will likely mark the 3rd sequential year of job losses State budget has been negatively impacted Complexity in managing the measures to close the budget gap Businesses have retrenched on investment awaiting scope of budget fixes It’s all about oil prices. Alaska North Slope Crude Oil Spot Price Source: Bloomberg Alaska Crude Oil Production Source: Bloomberg Source: http://labor.alaska.gov/trends/mar18.pdf#cover $0 $20 $40 $60 $80 $100 $120 $140 Feb-13 Feb-14 Feb-15 Feb-16 Feb-17 Feb-18 (US$ per barrel 0 100 200 300 400 500 600 700 Feb-13 Feb-14 Feb-15 Feb-16 Feb-17 (Production ( barrels in ‘000s)

State of Alaska’s Economy (continued) A number of key economic indicators remain challenging, but GDP trend is promising. Source: http://labor.alaska.gov/trends/mar18.pdf#cover Gauging Alaska’s Economy Alaska Department of Labor & Workforce Development (March 2018) December was the 27th consecutive month Alaska has recorded job losses. Alaska’s unemployment rate is the highest in the nation, but is only two-tenths of a percentage point above its 10-year average. It’s promising for economic recovery that gross domestic product growth has been positive for three consecutive quarters after declining for the previous 17 consecutive quarters. The state’s population has remained remarkably stable during the state’s recession, although 2017 was the first year of population decline since 1988.

State of Alaska’s Economy (continued) AEDC believes job losses will turn the corner in 2018 AEDC forecasts nearly flat volume at the Port of Anchorage for the next 3 years Economic recovery trajectory highly dependent on business investment, budget fixes, etc. Residential and commercial real estate values are generally stable Number of positive contributors in the near-future: F-35 Project/ Eielson AFB- Fairbanks Other military projects Bottoming of recession is near, but the economic recovery trajectory is uncertain. Source: https://aedcweb.com/wp-content/uploads/2017/07/2017_3-Year_Outlook.pdf Port of Anchorage Volume 0 1 2 3 4 5 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E 2018P 2019P 2020P Volume (in millions of short tons)

Span Alaska Heightened competitive environment, but certainly manageable Smaller competitors facing financial pressure Several key competitors aligned with ocean carriers Carlile / TOTE Lynden / AML Current Market Dynamics Continue to differentiate Span Alaska Continue to excel at the quality of service and execution Intensified sales focus Sales team focused on new accounts Cross-selling across Matson platform Consistently focused on aligning headcount to volume levels Continue to invest in people, equipment and technology Stress our advantages to drive business opportunities. Our Focus in 2018

Concluding Remarks Matt Cox, Chairman and CEO

Concluding Remarks New vessels will be sources of significant long-term competitive advantage for Matson. Larger scale of new vessels coupled with leading market share allow for unique advantages Hawaii fleet renewal program on track and on budget Reaffirm expected financial benefits related to the vessel investments Matson will be fully compliant with upcoming 2020 fuel emissions regulations Expect no steamships in active deployment in 12 months Honolulu terminal investments will add to our competitive advantages. Honolulu terminal investments to reduce congestion/complexity and increase efficiency Matson’s terminal will be the most efficient in the trade

Concluding Remarks (continued) We are very well-positioned in the markets we serve. Hawaii: Remain the market leader Alaska: Fully integrated, performing at a steady level, well-positioned for recovery China: Maintain highly differentiated service offering Guam: Competing effectively with new entrant SSAT: Very well-positioned in light of recent international carrier consolidations Logistics: Larger contributor to consolidated earnings with focus on organic growth Near-term focus on organic growth and network service expansions. Significant post-2020 cash flows allow for quick pay down of debt. Tax Reform to be a material economic benefit to Matson – expect no federal cash taxes payable until at least 2023

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Appendix

Appendix – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Return on Invested Capital (“ROIC”), Return on Equity (“ROE”), Total Debt-to-EBITDA and Net Debt-to-EBITDA.